FIRST MERCHANTS CORPORATION THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com First Quarter 2016 Earnings Highlights April 26, 2016 NASDAQ: FRME Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer ® 1

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 2 The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. ® Forward-Looking Statement

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 3 1st Quarter 2016 Highlights 1st Quarter Highlights • Earnings Per Share of $ .43, Equal to 1Q2015 • $17.7 Million of Net Income, a 9.4% increase over 1Q2015 • 1st Quarter Results Include Acquisition Expenses of $1.9 Million ($.03 per share) • Total Assets of $6.8 Billion Grew by 15.7% over 1Q2015 • 1.05% Return on Average Assets Additional Items of Note • Concluded System and Banking Center Integration of Ameriana Bank on March 12, 2016 • Completed Conversion to an Indiana State-Chartered Bank on April 15, 2016 ®

4 Mark K. Hardwick Executive Vice President and Chief Financial Officer ®

5 Total Assets 2014 2015 Q1-’15 Q1-’16 1. Investments $1,181 $1,277 $1,189 $1,271 2. Loans Held for Sale 7 10 6 4 3. Loans 3,925 4,694 3,966 4,710 4. Allowance (64) (62) (63) (62) 5. CD&I & Goodwill 219 260 218 262 6. BOLI 169 201 170 201 7. Other 387 381 392 413 8. Total Assets $5,824 $6,761 $5,878 $6,799 9. Percent Growth 16.1% 15.7% ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Commercial & Industrial 22.5% Commercial Real Estate Owner- Occupied 11.6% Commercial Real Estate Non-Owner Occupied 23.5% Construction, Land & Land Development 8.3% Agricultural Land 3.3% Agricultural Production 2.0% Other Commercial 3.4% Residential Mortgage 16.4% Home Equity 7.5% Other Consumer 1.5% YTD Yield = 4.50% Total Loans = $4.7 Billion Loan and Yield Detail (as of 3/31/2016) 6

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Mortgage- Backed Securities 31% Collateralized Mortgage Obligations 24% U. S. Agencies 1% Corporate Obligations 3% Tax-Exempt Municipals 41% Investment Portfolio (as of 3/31/2016) • $1.3 Billion • Modified duration of 4.2 years • Tax equivalent yield of 3.95% • Net unrealized gain of $50.1 Million 7

2014 2015 Q1-’15 Q1-’16 1. Customer Non-Maturity Deposits $3,523 $4,096 $3,518 $4,140 2. Customer Time Deposits 784 880 800 841 3. Brokered Deposits 334 314 330 330 4. Borrowings 290 446 305 420 5. Other Liabilities 44 51 63 79 6. Hybrid Capital 122 123 122 122 7. Common Equity 727 851 740 867 8. Total Liabilities and Capital $5,824 $6,761 $5,878 $6,799 9. Percentage Change from Year-End 7.5% 2.3% 8 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Demand Deposits 49% Savings Deposits 29% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits <$100,000 10% Brokered Deposits 6% Deposit Detail (as of 03/31/2016) YTD Cost = .40% Total = $5.3 Billion 9

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.50%) 10 10.86% 11.00% 11.16% 11.40% 11.37% 11.22% 11.31% 11.49% 11.42% 8.65% 8.74% 9.05% 9.16% 9.31% 9.03% 9.25% 9.17% 9.35% 15.04% 15.11% 15.21% 15.34% 15.12% 14.92% 14.85% 14.94% 14.79% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Capital Ratios (Target) (Target) (Target) ®

3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% 3.83% 3.71% 3.71% 3.69% 3.61% 3.65% 3.71% 3.62% 3.66% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% 4.10% $30 $34 $38 $42 $46 $50 $54 $58 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 11 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Q3 - '15 Q4 - '15 Q1 - '16 Net Interest Income - FTE $ 47.8 $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 $ 53.3 $ 53.2 $ 57.6 Fair Value Accretion $ 1.8 $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 $ 2.0 $ 1.9 $ 2.5 Tax Equivalent Yield on Earning Assets 4.40% 4.33% 4.41% 4.26% 4.24% 4.26% 4.30% 4.20% 4.28% Cost of Supporting Liabilities 0.43% 0.44% 0.43% 0.46% 0.46% 0.45% 0.45% 0.45% 0.45% Net Interest Margin 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.85% 3.75% 3.83% ® ($ in Millions)

($ in Millions) 2014 2015 Q1-’15 Q1-’16 1. Service Charges on Deposit Accounts $15.7 $16.2 $ 3.5 $ 4.1 2. Trust Fees 9.0 9.2 2.5 2.5 3. Insurance Commission Income 7.4 4.1 2.3 4. Electronic Card Fees 9.7 11.1 2.5 3.2 5. Cash Surrender Value of Life Ins 3.7 2.9 0.7 1.5 6. Gains on Sales Mortgage Loans 4.9 6.5 1.5 1.5 7. Securities Gains/Losses 3.6 2.7 1.0 1.0 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. OREO Gains/Rental Income 4.6 2.2 0.8 0.5 11. Other 7.8 8.0 1.4 2.0 12. Total $66.4 $72.5 $16.2 $16.3 12 Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® – – – – – – –

13 Non-Interest Expense 2014 2015 Q1-’15 Q1-’16 1. Salary & Benefits $ 96.5 $101.9 $ 24.5 $ 27.3 2. Premises & Equipment 23.2 25.5 6.4 7.3 3. Core Deposit Intangible 2.4 2.8 0.7 1.0 4. Professional & Other Outside Services 8.1 9.9 1.5 2.2 5. OREO/Credit-Related Expense 8.0 6.1 1.2 1.2 6. FDIC Expense 3.7 3.7 0.9 1.0 7. Outside Data Processing 7.3 7.1 1.7 2.1 8. Marketing 3.5 3.5 0.8 0.7 9. Other 15.8 17.0 3.5 4.1 10. Non-Interest Expense $168.5 $177.5 $ 41.2 $ 46.9 ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

14 2014 2015 Q1-’15 Q1-’16 1. Net Interest Income $187.0 $196.4 $ 47.0 $ 54.5 2. Provision for Loan Losses (2.6) (0.4) (0.6) 3. Net Interest Income after Provision 184.4 196.0 47.0 53.9 4. Non-Interest Income 66.4 72.5 16.2 16.3 5. Non-Interest Expense (168.5) (177.5) (41.2) (46.9) 6. Income before Income Taxes 82.3 91.0 22.0 23.3 7. Income Tax Expense (22.1) (25.6) (5.8) (5.6) 8. Net Income Avail. for Distribution $ 60.2 $ 65.4 $16.2 $ 17.7 9. EPS $ 1.65 $ 1.72 $0.43 $0.43 10. Efficiency Ratio 61.33% 60.78% 60.97% 61.37% Earnings – ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

15 2015 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .47 $ .45 $ .37 $ 1.72 2. Tangible Book Value $13.96 $14.15 $14.59 $ 14.68 3. Dividends $ .08 $ .11 $ .11 $ .11 $ .41 2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 – – – $ .43 2. Tangible Book Value $ 15.02 – – – 3. Dividends $ .11 – – – $ .11 Per Share Results THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

16 John J. Martin Executive Vice President and Chief Credit Officer ®

($ in Millions) 2014 2015 Q1-'15 Q1-'16 $ % $ %186.1 1. Commercial & Industrial 897$ 1,057$ 939$ 1,061$ 4$ 0.4% 122$ 13.0% 2. Construction, Land and Land Development 207 367 237 392 25 6.8% 155 65.4% 3. CRE Non-Owner Occupied 976 1,090 960 1,106 16 1.5% 146 15.2% 4. CRE Owner Occupied 535 554 537 544 (10) (1.8%) 7 1.3% 5. Agricultural Production 105 98 96 92 (6) (6.1%) (4) (4.2%) 6. Agricultural Land 162 158 149 155 (3) (1.9%) 6 4.0% 7. Residential Mortgage 647 786 641 770 (16) (2.0%) 129 20.1% 8. Home Equity 287 349 287 354 5 1.4% 67 23.3% 9. Other Commercial 36 160 50 162 2 1.3% 112 224.0% 10. Other Consumer 73 75 70 74 (1) (1.3%) 4 5.7% 11. Total Loans 3,925$ 4,694$ 3,966$ 4,710$ 16$ 0.3% 744$ 18.8% Linked Quarter Year Over Year Change Change 17 Loan Portfolio Trends THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

($ in Millions) 2014 2015 Q1-'15 Q1-'16 $ % $ % 1. Non-Accrual Loans 48.8$ 31.4$ 44.3$ 36.7$ 5.3 16.9% (7.6) (17.2%) 2. Other Real Estate 19.3 17.3 19.1 15.6 (1.7) (9.8%) (3.5) (18.3%) 3. Renegotiated Loans 2.0 1.9 1.3 1.0 (0.9) (47.4%) (0.3) (23.1%) 4. 90+ Days Delinquent Loans 4.6 0.9 1.7 1.0 0.1 11.1% (0.7) (41.2%) 5. Total NPAs & 90+ Days Delinquent 74.7$ 51.5$ 66.4$ 54.3$ 2.8 5.4% (12.1) (18.2%) 6. NPAs & 90+ Days/Loans & ORE 1.9% 1.1% 1.7% 1.2% 7. Classified Assets 191.8$ 171.8$ 166.4$ 170.9$ (0.9) (0.5%) 4.5 2.7% 8. Criticized Assets (includes Classified) 253.6$ 275.0$ 249.1$ 305.8$ 30.8 11.2% 56.7 22.8% Change Change Linked Quarter Year over Year 18 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

19 Non-Performing Asset Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) Q2-'15 Q3-'15 Q4-'15 Q1-'16 1. Beginning Balance NPAs & 90+ Days Delinquent 66.4$ 58.5$ 53.2$ 51.5$ Non-Accrual 2. Add: New Non-Accruals 4.4 3.9 3.9 10.7 3. Less: To Accrual/Payoff/Renegotiated (6.9) (6.8) (2.4) (2.7) 4. Less: To OREO (2.0) (0.1) (0.8) (0.1) 5. Less: Charge-offs (2.1) (2.1) (1.9) (2.6) 6. Increase / (Decrease): Non-Accrual Loans (6.6) (5.1) (1.2) 5.3 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 2.0 0.1 6.5 0.1 8. Less: ORE Sold (1.1) (3.4) (3.6) (1.5) 9. Less: ORE Losses (write-downs) (0.7) (1.1) (0.5) (0.3) 10. Increase / (Decrease): ORE 0.2 (4.4) 2.4 (1.7) 11. Increase / (Decrease): 90+ Days Delinquent (1.1) 1.3 (1.0) 0.1 12. Increase / (Decrease): Renegotiated Loans (0.4) 2.9 (1.9) (0.9) 13. Total NPAs & 90+ Days Delinquent Change (7.9) (5.3) (1.7) 2.8 14. Ending Balance NPAs & 90+ Days Delinquent 58.5$ 53.2$ 51.5$ 54.3$ ®

20 ALLL and Fair Value Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® 32.5% 13.6% 53.9% ($ in Millions) Q1-'15 Q2-'15 Q3-'15 Q4-'15 Q1-'16 1. Allowance for Loan Losses (ALLL) 62.8$ 62.6$ 62.9$ 62.5$ 62.1$ 2. Fair Value Adjustment (FVA) 40.6 40.7 37.9 47.0 47.1 3. Total ALLL plus FVA 103.4$ 103.3$ 100.8$ 109.5$ 109.2$ 4. Specific Reserves 4.6$ 3.1$ 2.0$ 1.8$ 1.4$ 5. Purchased Loans plus FVA 655.4 727.8 674.5 965.4 917.6 6. ALLL/Non-Accrual Loans 141.7% 165.9% 192.8% 199.0% 169.1% 7. ALLL/Non-purchased Loans 1.87% 1.76% 1.70% 1.65% 1.62% 8. ALLL/Loans 1.58% 1.47% 1.45% 1.33% 1.32% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.58% 2.41% 2.31% 2.31% 2.29% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

21 Asset Quality & Portfolio Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® • Loan growth in Commercial Real Estate and Construction while a decline in 1-4 family mortgage portfolio. • Asset quality remains stable. Single $4.6 million CRE relationship moved to non-accrual. Full recognition of anticipated loss accounted for in the quarter. • Net charge-offs of $917,000, provision of $550,000 driving a 1.62% ALLL to non-purchased loans and 2.29% with Fair Value. • Minimal amount (<$20 million) of direct exposure to energy (coal). Other related energy exposure is associated with commodity price fluctuations and the effect on agricultural portfolio.

22 Michael C. Rechin President and Chief Executive Officer ®

23 FMC Strategy and Tactics Overview THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Focus on our Clients, Performance and Growth • Focus on gaining deeper penetration of new Treasury Management, Mobile, and Online banking services for additional revenue and deposit generation • Rebrand First Merchants Trust Company to First Merchants Private Wealth Advisors and expand client services • Continue sales management processes to drive organic growth throughout the franchise • Develop and retain outstanding talent for market share growth Realize Acquisition Synergies and Improve Efficiency • Culturally assimilate Ameriana Bank to achieve our market growth goals and harvest synergies • Continue banking center optimization and fully implement efficiency- oriented workflow technologies • Achieve announced-acquisition deliverables . . . Prove Our Progress ®

24 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

25 Appendix ®

26 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Appendix – Non-GAAP Reconciliation ®

27 Appendix – Non-GAAP Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

28 Appendix – Non-GAAP Reconciliation THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®